SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report  (Date of Earliest Event Reported)  February 27, 1996


                                  HOLOGIC, INC.
     .  .  .  .  .  .  .  .  .  .  .  . .  .  .  .  .  .  .  .  .  .  .  .  .
                (Exact Name of Registrant as Specified in Its Charter)


        Delaware 	                     1-18281             		04-2902449
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
  (State or Other                  	(Commission		         (I.R.S. Employer
     Jurisdiction                  	File Number)		        Identification No.)
  of Incorporation)


  590 Lincoln Street, Waltham, Massachusetts                    	02154
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  ..  .  .  .
  (address of principal executive offices)                     	(Zip Code)


                                                      	(617) 890-2300
Registrant's telephone number, including area code   .  .  .  .  .  .  .  .

Item 5.  Other Events

	TWO-FOR-ONE STOCK SPLIT AND
	INCREASE IN AUTHORIZED COMMON STOCK

	On December 13, 1995, the Board of Directors of the Registrant declared a two-for-one stock split in the form of a stock dividend (the "Stock
Dividend"), subject to Stockholder approval of an increase in the number of authorized shares of Common Stock, $.01 par value (the "Common Stock"). On February 27, 1996, the Registrant's Stockholders approved an increase in the number of authorized shares of Common Stock from 10,000,000 to 30,000,000 shares, and on February 29, 1996, the Registrant amended its certificate of incorporation to effect that increase.

	On February 27, 1996, following stockholder approval of the increase in the number of authorized shares of Common Stock, the Registrant's Board of Directors declared that the Stock Dividend would be paid on March 25, 1996 to Stockholders of record on March 11, 1996. On February 27, 1996, there were 5,505,403 shares of Common Stock outstanding.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            	HOLOGIC, INC.
                            	(Registrant)


Date:  March 12, 1996                          	/s/ Glenn P. Muir
	                                               Glenn P. Muir
	                                               (Vice President-Finance)